Press Release

Ness Technologies Announces Second Quarter 2010 Financial Results

The company delivered 10% year-over-year quarterly revenue growth with sequential operating margin expansion

Hackensack, NJ – July 28, 2010 – Ness Technologies, Inc. (NASDAQ: NSTC and TASE: NSTC), a global provider of IT services and solutions, announced today its financial results for the quarter ended June 30, 2010.

Second Quarter 2010 Highlights:

•	Quarterly revenues were $139.7 million, up 10% year-over-year.

•	Quarterly operating income was $3.0 million, down 11% year-over-year. On a non-GAAP basis (1), quarterly operating income was $6.0 million, up 1% year-over-year.

•
Quarterly net income from continuing operations was $0.9 million, down 60% year-over-year. On a non-GAAP basis, quarterly net income from continuing operations was $3.8 million, down 13% year-over-year.

•
Quarterly diluted net earnings per share from continuing operations were $0.02, compared to $0.06 in the second quarter of 2009. On a non-GAAP basis, quarterly diluted net earnings per share from continuing operations were $0.10, compared to $0.11 in the second quarter of 2009.

•	Quarterly operating cash flows from continuing operations were $0.4 million.

•	Cash, cash equivalents and short-term bank deposits were $53.1 million as of June 30, 2010.

•	Backlog from continuing operations as of June 30, 2010 was $658 million, up 3% year-over-year and 2% sequentially, in constant currencies.

•	Headcount for continuing operations was approximately 7,765 as of June 30, 2010.

•	The previously announced acquisition of Gilon Business Insight, Ltd., a provider of business intelligence services in Israel, closed during the quarter.

“I am pleased by our performance in the second quarter, as all our businesses did well, other than in Central and Eastern Europe,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “While the timing of the economic recovery in Central and Eastern Europe remains uncertain, we continued to improve our operating efficiency and are encouraged by the increasing demand in the public sector in the Czech Republic, where we won several deals. I am optimistic about continuing our growth in the second half of the year based on the demand that we see in our pipeline.”

(1)	See “Use of Non-GAAP Financial Information” below for more information regarding the company’s use of non-GAAP financial measures.

Ness Technologies Second Quarter 2010	Page 1 of 9

•	Results by operating segment:

▪
The company’s Software Product Engineering segment, which provides outsourced software product research and development services to companies that build or rely on software to generate revenues, continued to perform well in the second quarter, with higher-than-normal operating margins and sequential and year-over-year revenue growth.

▪
The company’s System Integration and Application Development segment showed good year-over-year revenue growth and sequential non-GAAP operating margin improvement, with strong performance in the United States and Israel, and weak performance in Central and Eastern Europe.

▪
As previously announced, the company no longer reports a separate Software Distribution segment, as its European software distribution operations were reclassified as discontinued operations and its Israeli software distribution operations were reclassified to its System Integration and Application Development segment, effective as of January 1, 2010.

“We continued to execute on our operational plans in the second quarter, and I am encouraged by our results,” said Ofer Segev, executive vice president and chief financial officer. “The restructuring steps we completed through the end of the first quarter to improve our operating efficiency have provided a good platform for our planned future growth, as we work to further drive revenues and increase operating margins in the second half of 2010.”

Business Outlook

Ness continues to expect top line revenue growth and margin expansion in 2010, with third quarter results in line with second quarter results, and fourth quarter results significantly better than third quarter results.

Ness is reiterating its full year 2010 guidance of revenues from continuing operations in the range of $575 million to $585 million with diluted net earnings per share from continuing operations in the range shown in the reconciliation table below:

	Full year diluted net earnings per share ($)
	Low	High
GAAP basis from continuing operations	$0.12	$0.16
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; acquisition and integration costs of Gilon acquisition	0.31	0.31
Non-GAAP basis from continuing operations	$0.43	$0.47

Based on the weakness of European currencies, Ness currently expects to be near the lower end of the revenue guidance range.

The company’s 2010 GAAP guidance excludes any unannounced future acquisitions or stock-based compensation grants; and the company’s GAAP and non-GAAP guidance further assumes that outstanding diluted shares will average approximately 39 million in 2010 and that relevant foreign currency exchange rates will remain at their levels as on July 23, 2010.

Ness Technologies Second Quarter 2010	Page 2 of 9

For the reasons set forth elsewhere in this release, Ness’ management believes that non-GAAP earnings per share financial guidance provides the best comparative basis for investors to understand and assess the company’s on-going operations and prospects for the future.

Conference Call Details

Sachi Gerlitz, president and chief executive officer of Ness Technologies, and Ofer Segev, executive vice president and chief financial officer, will conduct a conference call to discuss the second quarter 2010 results. The call, which will be simultaneously webcast, will begin at 8:30 AM Eastern Time / 5:30 AM Pacific Time / 3:30 PM Israel Time on Wednesday, July 28, 2010.

To access the Ness Technologies second quarter 2010 earnings conference call, participants in North America should dial 1-800-399-0427, participants in Israel should dial 1-80-924-5917 and all other international participants should dial +1-973-200-3375. A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at http://investor.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

About Ness Technologies

Ness Technologies (NASDAQ: NSTC and TASE:NSTC) is a global provider of IT and business services and solutions with specialized expertise in software product engineering; and system integration, application development, consulting and software distribution. Ness delivers its portfolio of solutions and services using a global delivery model combining offshore, near-shore and local teams. With about 7,800 employees, Ness has operations in North America, Europe, Israel and India, has customers in over 20 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness, visit www.ness.com.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Ness uses various non-GAAP measures of net income and earnings per share, including adjustments from results based on GAAP to exclude (a) non-cash stock-based compensation expenses in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718, “Stock Compensation” (formerly, FASB Statement 123R) and amortization of intangible assets, net of taxes; (b) earn-out and retention expenses related to prior acquisitions; (c) an insurance settlement in the first quarter of 2009 related to a 2007 arbitration expense, net of related expenses, net of taxes; (d) severance expenses in the first quarter of 2009, net of taxes; and (e) acquisition and integration costs of its Gilon acquisition, net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Ness Technologies Second Quarter 2010	Page 3 of 9

Ness also uses these non-GAAP measures in the formulation of its financial guidance. This requires Ness management to make assumptions regarding certain factors that could affect future net income and earnings per share, such as the timing and size of future potential acquisitions (which could result in additional non-cash amortization of intangibles), the timing and size of future potential stock-based compensation grants (which could result in additional non-cash stock-based compensation expense), and the timing and size of any one-time income or expenses. The company discloses such assumptions in conjunction with its financial guidance.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in Ness’ Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 15, 2010. Ness is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

Media Contact:
David Kanaan
Intl: +972-54-425-5307
Email: media.int@ness.com

Investor Relations Contact:
Drew Wright
USA: 1-201-488-3262
Email: investor@ness.com

Ness Technologies Second Quarter 2010	Page 4 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended June 30,		Six months ended June 30,
	2009	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues	$126,887	$139,701	$253,168	$273,034
Cost of revenues	92,542	102,275	186,901	198,796
Gross profit	34,345	37,426	66,267	74,238

Selling and marketing	9,681	9,838	18,893	19,891
General and administrative	21,233	24,551	44,818	48,893
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	—	(2,610)	—
Commissions related to the sale of Israeli SAP sales and distribution operations	—	—	(2,534)	—
Total operating expenses	30,914	34,389	58,567	68,784

Operating income	3,431	3,037	7,700	5,454
Financial expenses, net	(666)	(442)	(1,822)	(651)
Income before taxes on income	2,765	2,595	5,878	4,803

Taxes on income	537	1,707	1,179	3,217
Net income from continuing operations	$2,228	$888	$4,699	$1,586

Net loss from discontinued operations	(1,186)	(845)	(2,129)	(6,232)
Net income (loss)	$1,042	$43	$2,570	$(4,646)

Basic net earnings per share from continuing operations	$0.06	$0.02	$0.12	$0.04
Diluted net earnings per share from continuing operations	$0.06	$0.02	$0.12	$0.04

Basic net earnings (loss) per share	$0.03	$0.00	$0.07	$(0.12)
Diluted net earnings (loss) per share	$0.03	$0.00	$0.07	$(0.12)

Weighted average number of shares (in thousands) used in computing basic net earnings per share from continuing operations, basic net earnings (loss) per share and diluted net loss per share	38,590	38,161	38,755	38,230
Weighted average number of shares (in thousands) used in computing diluted net earnings per share from continuing operations and diluted net earnings per share	39,149	38,592	39,333	38,672

Ness Technologies Second Quarter 2010	Page 5 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended June 30,		Six months ended June 30,
	2009	2010	2009	2010
Segment Data (1):	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues from continuing operations:
Software Product Engineering	$25,688	$28,060	$50,654	$54,457
System Integration and Application Development	101,199	111,641	202,514	218,577
	$126,887	$139,701	$253,168	$273,034
Operating income (loss) from continuing operations:
Software Product Engineering	$4,096	$4,388	$8,210	$8,241
System Integration and Application Development	3,228	2,746	8,539	5,973
Unallocated Expenses	(3,893)	(4,097)	(9,049)	(8,760)
	$3,431	$3,037	$7,700	$5,454
Geographic Data:

Revenues from continuing operations:
Israel	$42,371	$51,327	$87,641	$98,966
Europe	38,601	38,164	75,074	77,165
North America	43,544	48,381	86,023	93,630
Asia and the Far East	2,371	1,829	4,430	3,273
	$126,887	$139,701	$253,168	$273,034

(1)
The company no longer reports a separate Software Distribution segment, as its European software distribution operations were reclassified as discontinued operations and its Israeli software distribution operations were reclassified to its System Integration and Application Development segment, effective as of January 1, 2010. Segment data for prior periods has been restated to reflect the current organization of the segments.

Ness Technologies Second Quarter 2010	Page 6 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Six months ended June 30,
	2009	2010
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$2,570	$(4,646)
Adjustments required to reconcile net income (loss) to net cash provided by (used in) operating activities:
Net loss from discontinued operations	2,129	6,232
Stock-based compensation	1,756	1,600
Currency fluctuation of restricted cash and short-term bank deposits	—	(415)
Depreciation and amortization	8,423	8,631
Loss (gain) on sale of property and equipment and impairment and sale of cost investments	(205)	79
Commissions related to the sale of Israeli SAP sales and distribution operations	(2,534)	—
Decrease (increase) in trade receivables, net	38,709	(6,719)
Decrease (increase) in unbilled receivables	894	(5,680)
Decrease (increase) in other accounts receivable and prepaid expenses	(1,949)	1,423
Decrease (increase) in work-in-progress	(343)	1,393
Increase in long-term prepaid expenses	(346)	(540)
Deferred income taxes, net	513	847
Increase (decrease) in trade payables	(13,387)	11,473
Decrease in advances from customers and deferred revenues	(1,200)	(2,851)
Decrease in other accounts payable and accrued expenses	(14,810)	(8,369)
Increase in other long-term liabilities	472	882
Increase (decrease) in accrued severance pay, net	(1,384)	266
Net cash used in discontinued operations	(1,853)	(3,712)
Net cash provided by (used in) operating activities	17,455	(106)

Cash flows from investing activities:
Consideration from sale of a consolidated subsidiary	—	1,711
Net cash paid for acquisition of a consolidated subsidiary	—	(16,259)
Cash paid for acquisition of intangible assets	—	(513)
Additional payments in connection with acquisitions of subsidiaries in prior periods	(14,395)	(1,330)
Proceeds from maturity of (investment in) short-term bank deposits, net	(15,778)	10,791
Proceeds from sale of property and equipment	703	—
Purchase of property and equipment and capitalization of software developed for internal use	(4,864)	(5,287)
Net cash used in discontinued operations	(1,808)	—
Net cash used in investing activities	(36,142)	(10,887)

Cash flows from financing activities:
Repurchase of shares	(2,037)	(2,169)
Acquired subsidiary’s dividend to its former shareholder	(683)	—
Short-term bank loans and credit, net	(4,560)	6,361
Proceeds from long-term debt	15,000	13,364
Principal payments of long-term debt	(2,161)	(8,701)
Net cash provided by financing activities	5,559	8,855

Effect of exchange rate changes on cash and cash equivalents	(1,101)	(2,987)
Decrease in cash and cash equivalents	(14,229)	(5,125)
Cash and cash equivalents at the beginning of the period	44,585	40,218
Cash and cash equivalents at the end of the period	$30,356	$35,093

Ness Technologies Second Quarter 2010	Page 7 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

	December 31, 2009	June 30, 2010
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$40,218	$35,093
Restricted cash	2,470	2,474
Short-term bank deposits	25,939	15,556
Trade receivables, net of allowance for doubtful accounts	131,452	136,725
Unbilled receivables	28,012	32,625
Other accounts receivable and prepaid expenses	27,832	26,677
Work in progress	9,690	7,111
Total assets attributed to discontinued operations	43,212	28,391
Total current assets	308,825	284,652

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	6,083	6,575
Unbilled receivables	4,654	4,417
Deferred income taxes, net	3,608	2,442
Severance pay fund	53,145	53,726
Property and equipment, net	35,739	34,019
Intangible assets, net	10,016	11,672
Goodwill	263,541	265,039
Total long-term assets	376,786	377,890

Total assets	$685,611	$662,542

CURRENT LIABILITIES:
Short-term bank credit	$500	$8,792
Current maturities of long-term debt	21,332	24,035
Trade payables	30,914	40,573
Advances from customers and deferred revenues	40,639	36,134
Other accounts payable and accrued expenses	99,464	94,256
Total liabilities attributed to discontinued operations	25,461	14,561
Total current liabilities	218,310	218,351

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	50,836	46,965
Other long-term liabilities	6,689	7,276
Deferred income taxes	2,045	2,489
Accrued severance pay	56,443	57,311
Total long-term liabilities	116,013	114,041

Total stockholders’ equity	351,288	330,150

Total liabilities and stockholders’ equity	$685,611	$662,542

Ness Technologies Second Quarter 2010	Page 8 of 9

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION

EXCLUDING STOCK-BASED COMPENSATION; AMORTIZATION OF INTANGIBLE ASSETS; EARN-OUT AND RETENTION EXPENSES RELATED TO PRIOR ACQUISITIONS; INSURANCE SETTLEMENT RELATED TO 2007 ARBITRATION EXPENSE, NET OF RELATED EXPENSES; SEVERANCE EXPENSES; ACQUISITION AND INTEGRATION COSTS OF GILON ACQUISITION; ALL NET OF TAXES

U.S. dollars in thousands (except per share data)

	Three months ended June 30,		Six months ended June 30,
	2009	2010	2009	2010
Statements of Income Data:	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP gross profit	$34,345	$37,426	$66,267	$74,238
Stock-based compensation	57	116	120	155
Amortization of intangible assets	187	136	376	189
Severance expenses	—	—	966	—
Non-GAAP gross profit	$34,589	$37,678	$67,729	$74,582

GAAP operating income	$3,431	$3,037	$7,700	$5,454
Stock-based compensation	828	331	1,756	1,160
Amortization of intangible assets	1,729	1,452	3,365	2,720
Earn-out and retention expenses related to prior acquisitions	—	497	—	977
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	—	(2,610)	—
Severance expenses	—	—	2,646	—
Acquisition and integration costs of Gilon acquisition	—	728	—	728
Non-GAAP operating income	$5,988	$6,045	$12,857	$11,039

GAAP operating margin	2.7%	2.2%	3.0%	2.0%
Non-GAAP operating margin	4.7%	4.3%	5.1%	4.0%

GAAP net income from continuing operations	$2,228	$888	$4,699	$1,586
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; acquisition and integration costs of Gilon acquisition; all net of taxes	2,085	2,866	4,282	5,518
Non-GAAP net income from continuing operations	$4,313	$3,754	$8,981	$7,104

GAAP diluted net earnings per share from continuing operations	$0.06	$0.02	$0.12	$0.04
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; acquisition and integration costs of Gilon acquisition; all net of taxes	0.05	0.07	0.11	0.14
Non-GAAP diluted net earnings per share from continuing operations	$0.11	$0.10	$0.23	$0.18

Segment Data:

Software Product Engineering:
GAAP operating income	$4,096	$4,388	$8,210	$8,241
Amortization of intangible assets	38	38	76	76
Non-GAAP operating income	$4,134	$4,426	$8,286	$8,317

System Integration and Application Development:
GAAP operating income	$3,228	$2,746	$8,539	$5,973
Amortization of intangible assets	1,691	1,414	3,289	2,644
Earn-out and retention expenses related to prior acquisitions	—	497	—	977
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	—	(2,610)	—
Severance expenses	—	—	1,293	—
Acquisition and integration costs of Gilon acquisition	—	728	—	728
Non-GAAP operating income	$4,919	$5,385	$10,511	$10,322

Ness Technologies Second Quarter 2010	Page 9 of 9